   As filed with the Securities and Exchange Commission on February 3, 1997
                                                       Registration No. ________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           ----------------------

                        BOLDER TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           ----------------------

     DELAWARE                                            84-1166231
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                           ----------------------

                           5181 WARD ROAD, SUITE 103
                          WHEAT RIDGE, COLORADO  80033

                           ----------------------
                    (Address of Principal Executive Offices)



                         1996 EQUITY INCENTIVE PLAN
                      1996 EMPLOYEE STOCK PURCHASE PLAN

                           ----------------------
                         (Full Titles of the Plans)


                               DANIEL S. LANKFORD
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           5181 WARD ROAD, SUITE 103
                          WHEAT RIDGE, COLORADO  80033
                                 (303) 422-8200

                           ----------------------
(Name, Address and Telephone Number, Including Area Code, of Agent for Service)


                                   COPIES TO:
                             CARRIE L. SCHIFF, ESQ.
                               COOLEY GODWARD LLP
                        2595 CANYON BOULEVARD, SUITE 250
                         BOULDER, COLORADO  80302-6737
                                 (303) 546-4000

                           ----------------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================

==============================================================================================================
                                       PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT TO BE   OFFERING PRICE PER    AGGREGATE OFFERING         AMOUNT OF
TO BE REGISTERED        REGISTERED        SHARE (1)              PRICE (1)          REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
Stock  Options  and
Common  Stock  (par
value $.001)             1,118,813         $7.1384             $7,986,534.72           $2,420.16
==============================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) based upon (i) the weighted average of the exercise prices (ranging from $.09 to $14.88) of 894,419 options outstanding under the 1996 Equity Incentive Plan, (ii) the weighted average of the purchase prices (ranging from $8.93 to $12.97) of 40,000 purchase rights outstanding under the 1996 Employee Stock Purchase Plan, and (iii) $15.25, the average of the high and low prices of the Registrant's Common Stock on January 30, 1997, as reported on the Nasdaq Stock Market (National Market). The following chart illustrates our calculation of the registration fee:

==============================================================================================================
      TYPE OF SHARES             NUMBER OF SHARES        OFFERING PRICE PER SHARE    AGGREGATE OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Shares issuable pursuant
to options outstanding
under the 1996 Equity
Incentive Plan                       894,419                     $5.2508                  $4,696,415.29
--------------------------------------------------------------------------------------------------------------
Shares issuable upon
exercise of options
available for grant
under the 1996 Equity
Incentive Plan                       184,394                     $15.25                   $2,812,008.50
--------------------------------------------------------------------------------------------------------------
Shares issuable pursuant
to purchase rights
outstanding under the
1996 Employee Stock
Purchase Plan                         40,000                     $11.9514                 $478,056.00
==============================================================================================================

================================================================================

       Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

       The following documents filed by Bolder Technologies Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

       (a) The Registrant's latest annual report filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or either (1) the Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed, or (2) the Registrant's effective registration statement on Form 10, Form 10-SB or Form 20-F filed under the Exchange Act containing audited financial statements for the Registrant's latest fiscal year.

       (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report, prospectus or registration statement referred to in (a) above.

       (c) The description of the Registrant's Common Stock which is contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

       All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of filing of such reports and documents.


                           DESCRIPTION OF SECURITIES

       Not applicable.

                     INTERESTS OF NAMED EXPERTS AND COUNSEL

       Not applicable.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

       Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Act.

       The Registrant's Restated Certificate of Incorporation provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

       The Registrant has entered into indemnification agreements with each of its directors and executive officers under which the Registrant has indemnified each of them against expenses and losses incurred for claims brought against them by reason of their being a director or executive officer of the Registrant, and the Registrant maintains directors' and officers' liability insurance.

                      EXEMPTION FROM REGISTRATION CLAIMED

       Not applicable.

                                    EXHIBITS


Exhibit
Number
4.1       Amended and Restated Certificate of Incorporation of the Registrant
          (incorporated by reference to Exhibit 3(i).2 to the Registrant's registration statement on Form SB-2 (Registration No. 333-2500-D)).

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3(ii).2 to the Registrant's registration statement on Form SB-2 (Registration No. 333-2500-D)).

4.3 Specimen stock certificate (incorporated by reference to Exhibit 4.2 to the Registrant's registration statement on Form SB-2 (Registration
          No. 333-2500-D)).

5.1       Opinion of Cooley Godward LLP.

23.1      Consent of Arthur Andersen LLP.

23.2      Consent of Cooley Godward LLP (included in Exhibit 5.1).

24        Power of Attorney (included on page II-1).

99.1 1996 Equity Incentive Plan, including forms of options granted to employees and non-employee directors thereunder (incorporated by reference to Exhibit 10.2 to the Registrant's registration statement on Form SB-2 (Registration No. 333-2500-D)).

99.2      Amendments to 1996 Equity Incentive Plan, dated December 11, 1996.

99.3      Amendments to 1996 Equity Incentive Plan, dated January 30, 1997.

99.4      1996 Employee Stock Purchase Plan (incorporated by reference to
          Exhibit 10.3 to the Registrant's registration statement on Form SB-2
          (Registration No. 333-2500-D)).


                                  UNDERTAKINGS

       1.     The undersigned registrant hereby undertakes:

              (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Act;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post- effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

              (b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       3. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheat Ridge, State of Colorado, on the 31st day of January, 1997.

                                 BOLDER TECHNOLOGIES CORPORATION





                                 By:  /s/ Daniel S. Lankford
                                    ---------------------------------------
                                      Daniel S. Lankford
                                      Chairman of the Board, President and Chief
                                      Executive Officer



                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel S. Lankford and Joseph F. Fojtasek, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                               Title                         Date
/s/ Daniel S. Lankford    Chairman of the Board, President, Chief       January 31, 1997
------------------------  Executive Officer and Director (Principal
Daniel S. Lankford        Executive Officer)

/s/ Joseph F. Fojtasek    Chief Financial Officer, Vice President,      January 31, 1997
------------------------  Finance and Administration, Treasurer and
Joseph F. Fojtasek        Secretary (Principal Financial Officer)

                          Director                                      January ___, 1997
------------------------
Tristan E. Juergens

/s/ Carl S. Stutts        Director                                      January 31, 1997
------------------------
Carl S. Stutts

/s/ Wilmer R. Bottoms     Director                                      January 31, 1997
------------------------
Wilmer R. Bottoms

/s/ David L. Riegel       Director                                      January 31, 1997
------------------------
David L. Riegel

                                 EXHIBIT INDEX

EXHIBIT                      DESCRIPTION
NUMBER
4.1      Amended and Restated Certificate of Incorporation of the
         Registrant (incorporated by reference to Exhibit 3(i).2
         to the Registrant's registration statement on Form SB-2
         (Registration No. 333-2500-D)).

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3(ii).2 to the Registrant's registration statement on Form SB-2 (Registration No.
         333-2500-D)).

4.3 Specimen stock certificate (incorporated by reference to Exhibit 4.2 to the Registrant's registration statement on Form SB-2 (Registration No. 333-2500-D)).

5.1      Opinion of Cooley Godward LLP.

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Cooley Godward LLP (included in Exhibit 5.1).

24       Power of Attorney (included on page II-1).

99.1 1996 Equity Incentive Plan, including forms of options granted to employees and non-employee directors thereunder (incorporated by reference to Exhibit 10.2 to the Registrant's registration statement on Form SB-2
         (Registration No. 333-2500-D)).

99.2     Amendments to 1996 Equity Incentive Plan, dated December 11,
         1996.

99.3     Amendments to 1996 Equity Incentive Plan, dated January 30,
         1997.

99.4 1996 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3 to the Registrant's registration statement on Form SB-2 (Registration
         No. 333-2500-D)).






                                      II-2